SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 13, 2008

UNITED-GUARDIAN, INC. (Exact name of Registrant as Specified in Charter)

DELAWARE	1-10526		11-1719724
(State or Other Jurisdiction	(Commission File Number)		(IRS Employer
of Incorporation)			Identification No.)

230 Marcus Boulevard, Hauppauge, New York			11788
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code:		(631)	273-0900

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 - Results of Operations and Financial Condition

On May 13, 2008, United-Guardian, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2008. A copy of that press release is furnished as Exhibit 99.1 to this report.

Item 8.01 - Other Events

On May 15, 2008 United-Guardian, Inc. issued a press release announcing that its Board of Directors, at its meeting on May 14, 2008, had declared a semi-annual cash dividend of $.27 per share to all stockholders of record as of June 2, 2008, to be payable on June 16, 2008. A copy of that press release is furnished as Exhibit 99.2 to this report.

The information in this Current Report, including the attached Exhibit(s), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated May 13, 2008

99.2	Press release dated May 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC.

By: /s/ Ken Globus Name: Ken Globus Title: President

May 15, 2008